UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

CLEARWIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA	98005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 216-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Clearwire Merger Agreement Amendment

On June 20, 2013, Clearwire Corporation (“Clearwire” or the “Company”) entered into a third amendment (the “Third Amendment”) to the Agreement and Plan of Merger, dated as of December 17, 2012 (as amended, the “Merger Agreement”), by and among Sprint Nextel Corporation, a Kansas corporation (“Sprint”), Collie Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Sprint, and the Company.

The Third Amendment increased the Merger Consideration, as defined in the Merger Agreement, to $5.00 from $3.40. In addition, Sprint and Clearwire agreed to amend certain other provisions in the Merger Agreement to, among other things:

•	provide that Clearwire’s special meeting of stockholders scheduled for June 24, 2013 will be convened and then immediately adjourned until July 8, 2013;

•

require Clearwire and its representatives immediately cease and terminate any and all discussions and negotiations with DISH Network Corporation (“DISH”) and its affiliates with respect to the previously announced tender offer by a wholly owned subsidiary of DISH for the outstanding shares of Class A common stock of Clearwire;

•

prohibit Clearwire from granting certain governance rights to DISH until termination of the Merger Agreement in the circumstances described in Section 6.1(c)(iii) and Section 6.1(d) of the Merger Agreement;

•	amend the conditions under which Sprint may terminate the Merger Agreement;

•	provide for the right of Sprint to cause Clearwire to hold an annual meeting after termination of the Merger Agreement at which Sprint may replace its 7 designees to the Clearwire board of directors;

•	require Clearwire to pay to Sprint a termination fee of $115,000,000 under certain specified circumstances; and

•

provide that, upon termination of the Merger Agreement in certain circumstances, Clearwire waives with respect to Sprint the application of the standstill provisions of the Equityholders’ Agreement, dated as of November 28, 2008, as amended, by and among Clearwire, Sprint HoldCo, LLC, SN UHC 1, Inc., Intel Capital Wireless Investment Corporation 2008A, Intel Capital Corporation, Intel Capital (Cayman) Corporation, Middlefield Ventures, Inc. and Comcast Corporation.

The foregoing description of the Third Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Third Amendment to the Agreement and Plan of Merger, dated as of June 20, 2013, by and among Sprint Nextel Corporation, Collie Acquisition Corp., and Clearwire Corporation.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed merger and related transactions (the “transaction”) between Sprint and Clearwire. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and efficiencies of the transaction; the competitive ability and position of Sprint and Clearwire; and any assumptions underlying any of the foregoing, are forward- looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, any conditions imposed in connection with the transaction, approval of the transaction by Clearwire stockholders, the satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement, and other factors discussed in Clearwire’s and Sprint’s Annual Reports on Form 10- K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the “SEC”) and the proxy statement and other materials that have been or will be filed with the SEC by Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized.

Clearwire does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the transaction, Clearwire has filed a Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire’s filings with the SEC are also available on its website at www.clearwire.com.

Participants in the Solicitation

Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire’s Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about Sprint officers and directors is set forth in Sprint’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statement regarding the transaction, which was filed by Clearwire with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: June 21, 2013	By:	/s/ Hope F. Cochran
Hope F. Cochran
Chief Financial Officer